Exhibit 12c

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made November 30th, 2015 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)
			Net	Short			Net				Current Annualized	Five Year Average
Fund	Fiscal Year	Total Current	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distribution Rate on	Annual Total Return
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	on NAV [1]
AWP	31-Oct-16	0.0500	0.0286	-	-	0.0214	57.2%	0.0%	0.0%	42.8%	8.26%	6.36%

			Cumulative Distribution				Cumulative Distribution (%)
		Total	Net	Short			Net				Cumulative Fiscal YTD	Cumulative Fiscal
Fund	Fiscal Year	Distributions	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distributions as a % of	YTD Total Return on
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	NAV [1]
AWP	31-Oct-15	0.6000	0.2182	-	-	0.3818	36.4%	0.0%	0.0%	63.6%	8.26%	-2.23%

1Based on the Fund’s NAV as of October 30, 2015

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made December 31st, 2015 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)
			Net	Short			Net				Current Annualized	Five Year Average
Fund	Fiscal Year	Total Current	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distribution Rate on	Annual Total Return
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	on NAV [1]
AWP	31-Oct-16	0.0500	0.0224	-	-	0.0276	44.9%	0.0%	0.0%	55.1%	8.46%	6.42%

			Cumulative Distribution				Cumulative Distribution (%)
		Total	Net	Short			Net				Cumulative Fiscal YTD	Cumulative Fiscal
Fund	Fiscal Year	Distributions	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distributions as a % of	YTD Total Return on
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	NAV [1]
AWP	31-Oct-16	0.1000	0.0449	-	-	0.0551	44.9%	0.0%	0.0%	55.1%	1.41%	-1.52%

1Based on the Fund’s NAV as of November 30th, 2015

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made January 29th, 2016 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)
			Net	Short			Net				Current Annualized	Five Year Average
Fund	Fiscal Year	Total Current	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distribution Rate on	Annual Total Return
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	on NAV [1]
AWP	31-Oct-16	0.0500	0.0198	-	-	0.0302	39.6%	0.0%	0.0%	60.4%	8.58%	5.11%

			Cumulative Distribution				Cumulative Distribution (%)
		Total	Net	Short			Net				Cumulative Fiscal YTD	Cumulative Fiscal
Fund	Fiscal Year	Distributions	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distributions as a % of	YTD Total Return on
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	NAV [1]
AWP	31-Oct-16	0.1500	0.0594	-	-	0.0906	39.6%	0.0%	0.0%	60.4%	2.15%	-2.07%

1Based on the Fund’s NAV as of December 31st, 2015

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made February 29th, 2016 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)
			Net	Short			Net				Current Annualized	Five Year Average
Fund	Fiscal Year	Total Current	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distribution Rate on	Annual Total Return
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	on NAV [1]
AWP	31-Oct-16	0.0500	0.0236	-	-	0.0264	47.2%	0.0%	0.0%	52.8%	9.48%	3.55%

			Cumulative Distribution				Cumulative Distribution (%)
		Total	Net	Short			Net				Cumulative Fiscal YTD	Cumulative Fiscal
Fund	Fiscal Year	Distributions	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distributions as a % of	YTD Total Return on
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	NAV [1]
AWP	31-Oct-16	0.2000	0.0944	-	-	0.1056	47.2%	0.0%	0.0%	52.8%	3.16%	-10.46%

1Based on the Fund’s NAV as of January 29th, 2016

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made March 31st, 2016 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)
			Net	Short			Net				Current Annualized	Five Year Average
Fund	Fiscal Year	Total Current	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distribution Rate on	Annual Total Return
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	on NAV [1]
AWP	31-Oct-16	0.0500	0.0251	-	-	0.0249	50.2%	0.0%	0.0%	49.8%	9.76%	2.71%

			Cumulative Distribution				Cumulative Distribution (%)
		Total	Net	Short			Net				Cumulative Fiscal YTD	Cumulative Fiscal
Fund	Fiscal Year	Distributions	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distributions as a % of	YTD Total Return on
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	NAV [1]
AWP	31-Oct-16	0.2500	0.1254	-	-	0.1246	50.2%	0.0%	0.0%	49.8%	4.07%	-12.16%

1Based on the Fund’s NAV as of February 29th, 2016

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

Notice to shareholders regarding the Fund’s distributions

We are providing shareholders of the Fund listed below with information concerning the portion of the distribution made April 29th, 2016 that was from a source other than net investment book income. No action is required on your part.

Alpine Global Premier Properties Fund (AWP)

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the managed distribution plan. The amounts and sources of distributions reported in this notice are estimates based upon fiscal year-to-date activity, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Estimate1

			Current Distribution				Current Distribution (%)
			Net	Short			Net				Current Annualized	Five Year Average
Fund	Fiscal Year	Total Current	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distribution Rate on	Annual Total Return
Ticker	End	Distribution	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	on NAV [1]
AWP	31-Oct-16	0.0500	0.0247	-	-	0.0253	49.4%	0.0%	0.0%	50.6%	8.90%	4.59%

			Cumulative Distribution				Cumulative Distribution (%)
		Total	Net	Short			Net				Cumulative Fiscal YTD	Cumulative Fiscal
Fund	Fiscal Year	Distributions	Investment	Term	Long Term	Return of	Investment	Short Term	Long Term	Return of	Distributions as a % of	YTD Total Return on
Ticker	End	Fiscal YTD[1]	Income	Gains	Gains	Capital	Income	Gains	Gains	Capital	NAV [1]	NAV [1]
AWP	31-Oct-16	0.3000	0.1482	-	-	0.1518	49.4%	0.0%	0.0%	50.6%	4.45%	-2.88%

1Based on the Fund’s NAV as of March 31st, 2016

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Trustees has the right to amend, suspend or terminate the managed distribution policy at any time. The amendment, suspension or termination of the managed distribution policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment plan) must adjust the cost basis to the extent that a dividend distribution contains a return of capital. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.